Fees Summary	Feb. 27, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 27,812,500.00
Previously Paid Amount	1,746.97
Total Fee Amount	3,840.92
Total Offset Amount	0.00
Net Fee	$ 2,093.95